EXHIBIT 99.1

For Immediate Release Contact:
David Bulger (Company) CFO, Treasurer and EVP (561) 227-1302	Jerry Daly or Carol McCune Daly Gray (Media) (703) 435-6293

Innkeepers USA Trust Announces Fourth Quarter and Year 2003 Earnings

PALM BEACH, Fla., February 3, 2003—Innkeepers USA Trust (NYSE: KPA), a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the United States, today announced results for the fourth quarter and the year 2003.

	4Q 2003*	4Q 2002*	% Change*		Year 2003*	Year 2002*	% Change*
Net income (loss) applicable to common shareholders	$(7,359)	$914	(905.1)%		($18,144)	$(11,210)	(61.9)%
Diluted income (loss) per share	$(0.20)	$0.02	(1100.0)%		($0.48)	$(0.31)	(54.8)%
Total revenue	$33,309	$34,213	(2.6)%		$88,741	$88,407	0.4%
Net cash provided by operating activities	$14,710	$8,038	83.0)%		$51,151	$53,844	(5.0)%
Funds from operations (FFO)**	$1,464	$10,006	(85.	)4%	$15,892	$25,016	(36.5)%
Diluted FFO per share**	$0.04	$0.26	(84.6)%		$0.41	$0.67	(38.8)%
Earnings before interest expense, taxes, depreciation and amortization (EBITDA)**	$10,081	$18,658	(46.0)%		$50,165	$59,863	(16.2%)

*	In thousands, except per share and percentage change data

**	FFO, FFO per share and EBITDA are not generally accepted accounting principles (GAAP) financial measures within the meaning of Securities and Exchange Commission rules and regulations and are discussed in further detail on page 6.

Net income (loss) applicable to common shareholders, diluted income (loss) per share, FFO, diluted FFO per share and EBITDA includes the following ‘other charges’ in 2003: 1) $15,243,000 in impairment losses on three hotel properties that the company does not expect to hold long-term and 2) $1,224,000 in costs pertaining to the TRS transaction and a litigation settlement. The other charges in 2002 related to the TRS transaction ($149,000) and a litigation settlement ($3,318,000).

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Highlights

•	The company announced a taxable REIT subsidiary (TRS) transaction to purchase 60 hotel property leases from Innkeepers Hospitality. As of December 31, 2003, 34 of the hotel property leases have been closed into the TRS. We expect to close the remaining 26 hotel property leases into the TRS in the near future.

•	The company continued paying a quarterly common share dividend. The company paid $0.17 in common share dividends for 2003, which included a $0.03 common share dividend for each of the second, third and fourth quarters of 2003.

•	The company maintained its historical annual dividend payment rate on our preferred shares. The company paid an annual dividend of $2.156 on the preferred shares.

•	The company paid dividends from 2003 free cash flow and available cash.

•	The company issued 5,800,000 Series C Cumulative Preferred shares (for $145,000,000 in gross proceeds) at an 8.0 % coupon rate in January 2004. Net proceeds were used to redeem the $115,750,000 of outstanding 8.625% Series A Cumulative Convertible Preferred shares, and the balance will be used for general corporate purposes.

•	The company sold the 88-suite Residence Inn-Winston-Salem, N.C.

•	The company purchased the 203-suite Quality Inn in Atlantic City, N.J. This hotel will be converted into a Courtyard by Marriott.

•	The company spent $27 million in capital expenditures on our hotel properties.

•	The company maintained a low-levered balance sheet. Debt to investment in hotels at cost ratio is 27 percent at December 31, 2003.

•	The nearest term maturity on the company’s outstanding debt is in 2007.

•	There is $0 outstanding on the company’s $135 million unsecured revolving line of credit at December 31, 2003.

•	The company extended its unsecured revolving line of credit revised covenants through March 31, 2004, and is currently pursuing an extension to the line of credit facility, which matures in July 2004.

•	The company sold the 126-suite Residence Inn in Minneapolis, Minnesota in January 2004.

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Innkeepers USA Trust

RevPAR Results

RevPAR for the company’s 66 comparable hotel properties declined 0.9 percent for the fourth quarter 2003 to $59.65. Occupancy increased 3.2 percent to 67.3 percent, and average daily rate (ADR) decreased 4.0 percent to $88.61 for the fourth quarter 2003.

The RevPAR decrease of 0.9 percent for the fourth quarter 2003 reflects a 10.6 percent decline in RevPAR at the company’s eight Silicon Valley, California hotel properties as a result of the soft local economy. The eight Silicon Valley hotel properties accounted for 16 percent of the company’s percentage lease revenues for the year 2003. Excluding Silicon Valley, the remainder of Innkeepers’ portfolio achieved a RevPAR increase of 1.2 percent for the fourth quarter 2003.

RevPAR for the company’s 66 comparable hotel properties declined 6.2 percent for the year 2003 to $63.42. Occupancy decreased 1.8 percent to 69.9 percent, and ADR decreased 4.5 percent to $90.67 for the year 2003.

2004 Outlook

“2004 appears to be shaping up to be the first year since 2000 in which we will see a return—albeit a gradual one—to more normal, historical levels of leisure and business travel,” said Jeffrey H. Fisher, Innkeepers chief executive officer and president. “Since 2000, we have witnessed a series of national and global events that severely impacted lodging demand. In 2001,

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we experienced economic softening, which was exacerbated by the events of September 11. In 2002, there were concerns about the possibility of a double-dip recession, increased airport security and color-coded national security alerts inconvenienced travelers, and the United States was involved in a war in Afghanistan. 2003 was marked by a war with Iraq, and SARS emerged in Asia and Canada. The cumulative impact of these events resulted in the most difficult three-year period in the history of the hospitality industry.

“As the impact of these events fades, we are finally confident that we have achieved trough levels of RevPAR and are comfortable re-initiating RevPAR and earnings guidance for the year 2004. We are forecasting 3.0 percent RevPAR improvement for 2004 based on the following quarterly RevPAR estimates: 0 percent for the first quarter, 5.3 percent increase for the second quarter, 4.1 percent increase for the third quarter, and 2.2 percent increase for the fourth quarter.”

2004 Guidance

David Bulger, Innkeepers’ chief financial officer, treasurer and executive vice president, said that, based upon the aforementioned RevPAR forecast for the company’s year 2004 forecasted financial results are as follows (in thousands, except per share data):

	FFO	Diluted FFO per share	EBIDTA	Net income (loss) applicable to common shareholders	Diluted income (loss) per share
First quarter	$(100)	$0.00	$13,300	$(8,200)	$(0.22)
Second quarter	$8,500	$0.22	$17,700	$300	$0.01
Third quarter	$10,100	$0.26	$19,300	$1,900	$0.05
Fourth quarter	$4,400	$0.11	$13,600	$(3,700)	$(0.10)
Full year	$22,900	$0.59	$63,900	$(9,700)	$(0.26)

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The forecasted financial results above include the effects of the following:

•	The write-off of $4,248,000 for the issuance costs of the recently redeemed Series A cumulative convertible preferred shares.

•	$1,600,000 of Series C preferred share dividends in excess of the historical Series A preferred share dividends.

•	The sale of the Residence Inn by Marriott Hotels in Winston-Salem, NC and Eden Prairie, MN, which were sold in September 2003 and January 2004, respectively. In 2003, the company recognized percentage lease revenue, net of property taxes and insurance, of $994,000 related to these two hotels.

•	A projected net loss for the TRS of $4,400,000, which includes $912,000 for the amortization of deferred franchise conversion costs and $513,000 for the amortization of lease acquisition cost.

•	A projected gross margin of 74.7 percent and a projected gross operating profit of 41.1 percent.

The company’s assumption for its 2004 guidance does not include the effects of any additional sales, acquisitions or developments of new hotels or capital transactions.

The company intends to pay the regular quarterly dividend on the Series C Cumulative Preferred shares. The company’s current intention is to maintain the $0.03 quarterly common share dividend. The common share dividend will be evaluated on a quarterly basis for the year 2004.

Innkeepers Hospitality Performance

Innkeepers Hospitality, which leased 26 and managed 61 of the company’s 67 hotels at December 31, 2003, reported that its net income was $1.9 million for the fourth quarter 2003 and

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$2.1 million for the year 2003, compared to a net loss of $5.9 million and $5.8 million, respectively, for the fourth quarter 2002 and year 2002. Net loss for the fourth quarter 2003 and year 2003 includes a $3.9 million gain on sale of leases and $1.6 million of income resulting from the accounting for the litigation settlement entered into with a former officer of Innkeepers Hospitality. Gross margin and gross operating profit for the year 2003 were 76.7 percent and 44.3 percent, respectively, representing a decline of 1.1 percentage points and 2.3 percentage points, respectively, from the year 2002. Innkeepers Hospitality is current on all rent obligations to the company.

These results include Innkeepers Hospitality, Inc. leasing 60 hotel properties from January 1, 2003 to November 30, 2003 and 37 hotel properties from December 1, 2003 to December 31, 2003. The company acquired 23 of the hotel property leases at December 1, 2003 and 11 hotel property leases at December 31, 2003. After the acquisition of those leases, Innkeepers Hospitality began managing the related hotels under management agreements.

Innkeepers USA Trust is a hotel real estate investment trust (REIT) and a leading owner of upscale, extended-stay hotel properties throughout the United States. The company owns 67 hotels with a total of 8,311 suites or rooms in 22 states and focuses on acquiring and/or developing Residence Inns by Marriott and other upscale extended-stay hotels and the rebranding and repositioning of other hotel properties.

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Innkeepers USA Trust

For more information about Innkeepers USA Trust, visit the company’s web site at www.innkeepersusa.com. To listen to a web cast of the company’s fourth quarter 2003 and full-year 2003 conference call on February 3, 2004, at 2 p.m. Eastern time, go to the web site and click on Conference Calls. Interested parties may listen to an archived web cast of the conference call on the web site, or may dial (800) 405-2236, pass code 567407, to hear a telephone replay. The archived web cast and telephone replay will be available through Tuesday, February 10, 2004.

Included in this press release are certain non-GAAP financial measures within the meaning of Securities Exchange Commission rules and regulations that are different from measures calculated and presented in accordance with GAAP (generally accepted accounting principles). These non-GAAP financial measures are (i) funds from operations (FFO), (ii) FFO per share and (iii) net income (loss) (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization and common and preferred minority interests (EBITDA). The following explains why we believe these measures help provide investors with a more complete understanding of our financial and operating performance.

FFO As Defined by NAREIT

The National Association of Real Estate Investment Trusts (NAREIT) adopted the definition of FFO in order to promote an industry standard measure of REIT financial and operating performance. Management believes that the presentation of FFO (defined below) provides useful information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. Many other real estate companies use FFO as a measure of their financial and operating performance, which provides another basis of comparison for management. FFO, as defined, adds back historical cost depreciation. Historical cost depreciation assumes the value of real estate assets diminishes predictably over a certain period of time. In fact, real estate asset values historically have increased or decreased with market conditions. Consequently, FFO may be a useful measure in evaluating financial and operating performance by disregarding, or adding back, historical cost depreciation in the calculation of FFO. Additionally, FFO per share targets are used to determine a significant portion of the incentive compensation of the company’s senior management.

NAREIT defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (losses) from sales of property, plus depreciation and amortization and after

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adjustments for unconsolidated partnerships and joint ventures. The company calculates FFO in compliance with the NAREIT definition.

EBITDA

EBITDA is defined as net income (loss) (computed in accordance with GAAP) before interest expense, taxes, depreciation and amortization and common and preferred minority interests. Management believes that the presentation of EBITDA provides useful information to investors regarding the company’s financial condition and results of operations, particularly in reference to the company’s ability to service debt, fund capital expenditures and pay cash dividends. EBITDA is also a factor in management’s evaluation of the financial and operating performance of the company, hotel level performance, investment opportunities, dispositions and financing transactions.

FFO, FFO per share and EBITDA, as presented, may not be comparable to FFO, FFO per share and EBITDA as calculated by other real estate companies. These measures may not reflect certain expenses that we incurred and will incur, such as depreciation and interest expense (although we show such expenses in the reconciliation of these measures to their most directly comparable GAAP measures). None of these measures should be considered as an alternative to net income, cash flow from operations, or any other financial and operating performance measure prescribed by GAAP. These measures should only be used in conjunction with GAAP measures.

The company believes that its FFO, FFO per share and EBITDA computation methodologies comply with SEC rules regarding the presentation of non-GAAP financial information. The company may review its computation methodologies if and when further SEC guidance becomes available.

Cautionary statements set forth in reports filed by the company from time to time with the Securities and Exchange Commission discuss important factors impacting, or that could impact, the company and its results or forecasted results. These factors include, without limitation, (i) risks that war, terrorism or similar activities, widespread health alerts, disruption in oil imports or higher oil prices or changes in domestic or international political environments, may continue to negatively affect the travel industry and the company, and the negative effects of such events that may occur in the future cannot be anticipated, (ii) the relative strength and performance of businesses and industries that are important demand generators in the company’s key markets (e.g., technology, automotive, aerospace), (iii) international, national, regional and local economic conditions that will, among other things, affect demand for the company’s hotel rooms and the availability and terms of financing, (iv) the company’s ability to maintain its properties in competitive condition, (v) the company’s ability to acquire or develop additional properties and risks that acquisitions or developments may not perform in accordance with expectations, (vi) changes in travel patterns or the prevailing means of commerce (i.e., e-commerce), and (vii) the complex tax rules that the company must satisfy to qualify as a REIT, and other governmental regulation.

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INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
Revenue:
Hotel Operating
Rooms	$5,340	$0	$7,021	$0
Telephone	75	0	81	0
Other	138	0	190	0
Percentage lease	27,637	34,018	81,013	87,776
Other	119	195	436	631

Total revenue	$33,309	$34,213	$88,741	$88,407

Expenses:
Hotel Operating
Rooms	$1,517	$0	$1,886	$0
Telephone	74	0	90	0
Other	56	0	71	0
General and Administrative	682	0	860	0
Franchise and Marketing Fees	411	0	540	0
Amortization of Deferred Franchise Conversion	34	0	34	0
Advertising and Promotion	273	0	326	0
Utilities	385	0	474	0
Repairs and Maintenance	348	0	414	0
Management Fees	223	0	356	0
Amortization of Deferred Lease Acquisition	32	0	32	0
Insurance	50	0	59	0
Corporate
Depreciation	8,955	8,950	34,154	36,492
Amortization of franchise costs	17	15	67	57
Ground rent	128	125	504	493
Interest(1)	4,329	4,460	17,422	17,485
Amortization of loan origination fees	269	278	1,076	1,173
Property taxes and insurance	2,942	2,954	12,221	12,104
General and administrative	1,374	1,085	5,246	3,925
Amortization of unearned compensation	373	336	1,443	1,346
Other charges(2)	14,911	2,980	16,467	3,467

Total expenses	$37,383	$21,183	$93,742	$76,542

Income (Loss) before minority interest	$(4,074)	$13,030	$(5,001)	$11,865
Minority interest, common	228	(43)	564	380
Minority interest, preferred	(1,068)	(1,068)	(4,273)	(4,273)
Income (Loss) from continuing operations	$(4,914)	$11,919	$(8,710)	$7,972

Discontinued operations(3)	50	(8,510)	549	(9,729)
Gain on sale of hotel	0	0	0	530
Net income (loss)	$(4,864)	$3,409	$(8,161)	$(1,227)

Preferred share dividends	(2,495)	(2,495)	(9,983)	(9,983)
Net income (loss) applicable to common shareholders	$(7,359)	$914	$(18,144)	$(11,210)

Diluted income (loss) per share	$(0.20)	$0.02	$(0.48)	$(0.31)
Weighted average number of common shares	37,465,195	37,349,625	37,462,742	36,088,951

Hotel operating revenue and hotel operating expenses in the above consolidated statements of operations reflect the 23 hotel properties leased to the TRS from December 1, 2003 to December 31, 2003 and one hotel property leased to the TRS from June 2003 to December 31, 2003. The combined TRS net loss for these 24 hotel properties for the year 2003 is $727,000.

(1)	Interest expense has been capitalized in the amounts of $0 and $0 for the three months ended December 31, 2003 and 2002, respectively, and $0 and $767,000 for the twelve months ended December 31, 2003 and 2002, respectively. The interest expense capitalized in 2002 pertained to the newly developed Residence Inn by Marriott hotel in Saddle River, N.J.

(2)	Other charges in 2003 are 1) $15,243,000 in impairment losses on three hotel properties that the company does not expect to hold long-term and 2) $1,224,000 in costs pertaining to the TRS transaction and a litigation settlement. Other charges in 2002 relate to the TRS transaction and a litigation settlement.

(3)	Discontinued operations includes a hotel property sold in September 2003 and a hotel property sold in January 2004. The operations of the hotel properties (i.e., percentage lease revenue, depreciation and property taxes and insurance) have been recognized and categorized as discontinued operations for all periods presented.

Additionally, discontinued operations include an estimated loss on sale in 2002 of $3,730,000 and $6,500,000, respectively, for the two hotel properties.

INNKEEPERS USA TRUST

CALCULATION OF FFO AND EBITDA (UNAUDITED)

(in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
CALCULATION OF FFO (1)
Net income (loss) applicable to common shareholders	$(7,359)	$914	$(18,144)	$(11,210)
Depreciation	8,955	8,950	34,154	36,492
Depreciation included in discontinued operations	96	99	389	644
Gain on sale of hotel	0	0	0	(530)
Loss on sale of hotel included in discontinued operations	0	0	57	0
Minority interest, common	(228)	43	(564)	(380)
FFO	$1,464	$10,006	$15,892	$25,016
Weighted average number of common shares and common share equivalents	38,632,431	38,517,518	38,630,167	37,320,445
Diluted FFO per share	$0.04	$0.26	$0.41	$0.67

(1)	The table above presents FFO and diluted FFO per share for the third and fourth quarters 2002 and year 2002 that is different than previously reported. The company incurred a $3,713,000 estimated loss on sale in the third and fourth quarters 2002 for a hotel property that was actively marketed for sale. This hotel property was subsequently sold in the third quarter 2003. The company also incurred a $6,500,000 impairment charge on a hotel property. This hotel property was subsequently sold in the first quarter 2004. The company previously excluded the $3,713,000 estimated loss on sale and $6,500,000 impairment charge in the calculation of FFO and diluted FFO per share for the third and fourth quarters of 2002. NAREIT and the SEC have recently issued guidance stating that property impairment losses not realized from the sale of a property are not deemed a loss on sale of a property and are not to be excluded in the calculation of FFO and diluted FFO per share.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
CALCULATION OF EBITDA
Net income (loss)	$(4,864)	$3,409	$(8,161)	$(1,227)
Interest expense	4,326	4,460	17,422	17,485
Depreciation and amortization	9,680	9,579	36,806	39,068
Depreciation included in discontinued operations	96	99	389	644
Minority interest, common and preferred	840	1,111	3,709	3,893
EBITDA	$10,081	$18,658	$50,165	$59,863

INNKEEPERS USA TRUST

RECONCILIATION OF FFO AND EBITDA TO NET INCOME (UNAUDITED)

(2004 GUIDANCE)

(in thousands, except share and per share data)

Twelve Months Ended December 31, 2004
CALCULATION of FFO
Net loss applicable to common shareholders	$(9,700)
Depreciation	32,900
Minority interest, common	(300)
FFO	$22,900
Weighted average number of common shares and common share equivalents	38,728,889
Diluted FFO per share	$0.59

Twelve Months Ended December 31, 2004
CALCULATION of EBITDA
Net income (loss)	$6,200
Interest expense	17,200
Depreciation and amortization	36,500
Minority interest, common and preferred	4,000
EBITDA	$63,900

INNKEEPERS USA TRUST

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands, except share and per share data)

	December 31, 2003	December 31, 2002
ASSETS
Investment in hotel properties:
Land and improvements	$102,823	$101,104
Building and improvements	654,847	655,373
Furniture and equipment	92,206	104,513
Renovations in process	3,161	828
Hotels held for sale, net	2,979	2,000
	856,016	863,818
Accumulated depreciation	(189,156)	(180,789)

Net investment in hotel properties	666,860	683,029

Cash and cash equivalents	9,586	21,367
Restricted cash and cash equivalents	7,586	14,151
Accounts receivable	8,091	8,784
Prepaid expenses and inventory	1,794	2,132
Deferred expenses, net	12,823	4,585

Total assets	$706,740	$734,048

LIABILITIES AND SHAREHOLDERS’ EQUITY
Debt	$232,174	$236,730
Accounts payable and accrued expenses	8,982	7,700
Payable to Manager	811	0
Franchise conversion fee obligations	5,249	0
Distributions payable	3,977	9,000
Minority interest in Partnership	51,689	52,458

Total liabilities	302,882	305,888

Shareholders’ equity:
Preferred shares, $0.01 par value, 20,000,000 shares authorized, 4,630,000 shares issued and outstanding	115,750	115,750
Common shares, $0.01 par value, 100,000,000 shares authorized, 37,563,499 and 37,483,913 issued and outstanding, respectively	376	375
Additional paid-in capital	393,349	393,259
Unearned compensation	(897)	(1,036)
Distributions in excess of earnings	(104,720)	(80,188)

Total shareholders’ equity	403,858	428,160

Total liabilities and shareholders’ equity	$706,740	$734,048

INNKEEPERS USA TRUST

DEBT COMPOSITION (UNAUDITED)

As of December 31, 2003

(outstanding balance in thousands)

DEBT	Outstanding Balance	Stated Interest Rate		Maturity Date		Encumbered Properties
Unsecured Line of Credit	$0		(2)	July 2004		—
Industrial Revenue Bonds	$10,000	2.40	%(2)	Dec. 2014		—
Term Loan #1	$25,000	8.17%		Oct. 2007		8
Term Loan #2	$38,000	8.15%		Mar. 2009		8
Term Loan #3	$37,000	7.02%		Apr. 2010		8
Term Loan #4	$57,000	7.16%		Oct. 2009		8
Term Loan #5	$50,000	7.75%		Jan. 2011		6
Mortgage(1)	$13,000	10.35%		June 2010		1
Adjustment (1)	$2,000	—		—		—

TOTAL	$232,000	7.5	%(3)	6 yrs.	(4)	39

(1)	Adjustment to record $13 million mortgage at a fair market interest rate of 7% (the stated interest rate is 10.35%)
(2)	Variable rated debt. The stated interest rate of the industrial revenue bonds includes an annual letter of credit fee of 1.25%
(3)	Weighted average calculated using the stated interest rate
(4)	Weighted average maturity

INNKEEPERS USA TRUST

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(in thousands)

	Twelve Months Ended December 31,
	2003	2002
Cash flows from operating activities:
Net loss	$(8,161)	$(1,227)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	37,194	39,712
Minority interests	3,709	3,893
Litigation settlement	0	1,174
Impairment charge	15,243	6,500
Loss on hotel classified as held for sale	0	3,713
Loss (Gain) on sale of hotels, net	57	(530)
Changes in operating assets and liabilities:
Accounts receivable	693	1,480
Prepaid expenses and inventory	323	(445)
Accounts payable and accrued expenses	1,282	(426)
Payable to manager	811	0

Net cash provided by operating activities	$51,151	$53,844

Cash flows from investing activities:
Investment in hotel properties	$(35,663)	$(31,070)
Proceeds from sale of hotel	1,990	12,280
Lease acquisition	(3,895)	0
Net withdrawals from restricted cash accounts	6,565	4,987
Payments for initial franchise fees	(10)	(69)

Net cash used by investing activities	$(31,013)	$(13,872)

Cash flows from financing activities:
Proceeds from debt issuance	$0	$4,000
Payments on debt	(4,556)	(28,386)
Shelf registration fees and costs paid	(165)	0
Distributions paid to unit holders	(4,624)	(4,584)
Distributions paid to shareholders	(21,241)	(19,102)
Redemption of shares and units	(1,055)	(236)
Proceeds from issuance of common shares	0	24,926
Loan origination fees and costs paid	(278)	(300)

Net cash used by financing activities	$(31,919)	$(23,682)

Net increase (decrease) in cash and cash equivalents	(11,781)	16,290
Cash and cash equivalents at beginning of period	21,367	5,077

Cash and cash equivalents at end of period	$9,586	$21,367

Supplemental cash flow information:
Interest paid	$17,454	$17,492

INNKEEPERS USA TRUST

OTHER DATA (UNAUDITED)

(in thousands, except shares data)

	December 31, 2003	December 31, 2002
CAPITALIZATION
Common share market capitalization	$314,000	$287,000
Market capitalization	$704,000	$674,000
Common share closing price	$8.37	$7.66
Common dividend(1)	$0.17	$0.40
Common share dividend yield(1)	2.0%	5.2%
Preferred share closing price	$25.20	$24.20
Preferred share dividend(2)	$2.156	$2.156
Preferred share dividend yield(2)	8.6%	8.9%

DEBT COVERAGE
Debt weighted average interest rate	7.5%	7.5%
Debt to investment in hotel properties	27%	27%
Debt and preferred shares to investment in hotel properties	41%	41%
Debt to market capitalization	33%	35%
Debt and preferred shares to market capitalization	49%	52%

LIQUIDITY/FLEXIBILITY
Debt Due 2003	—	$5,000
Debt Due 2004	$5,000	$5,000
Debt Due 2005	$6,000	$6,000
Debt Due 2006 and thereafter	$221,000	$221,000

Unencumbered hotel assets(3)	42%	42%
Unsecured Line of Credit Outstanding Balance	$0	$0
Unsecured Line of Credit Available Balance(4)	$125,000	$125,000

SHARES AND UNITS OUTSTANDING
Common Shares	37,563,499	37,483,913
Common Partnership Units	1,167,236	1,167,892
Preferred Partnership Units	3,884,469	3,884,469
Preferred Shares(5)	6,857,493	6,857,493

(1)	Regular and special common share dividends declared for the twelve months ended December 31, 2003 and regular common share dividends declared for the twelve months ended December 31, 2002
(2)	Regular preferred share dividends declared for the twelve months ended December 31, 2003 and 2002
(3)	Based upon the number of hotels
(4)	The actual amount that may be borrowed is contingent upon many factors, such as compliance with unsecured line of credit covenants and the use of proceeds from borrowings
(5)	Assuming conversion into common shares. The preferred shares noted above were redeemed in January 2004.

INNKEEPERS USA TRUST

HOTEL OPERATING RESULTS (UNAUDITED)

		Three Months Ended December 31,			Twelve Months Ended December 31,
	As of December 31, 2003	2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
PORTFOLIO(1)
Average Daily Rate		$88.61	$92.32	-4.02%	$90.67	$94.95	-4.51%
Occupancy		67.32%	65.21%	3.24%	69.94%	71.19%	-1.76%
RevPAR		$59.65	$60.20	-0.91%	$63.42	$67.59	-6.17%

Number of hotel properties	66
Percent of total rooms	100%
Percent of percentage lease revenue(2)	100%

BY SEGMENT
Upscale Extended Stay
Average Daily Rate		$91.18	$94.78	-3.80%	$92.28	$97.21	-4.35%
Occupancy		70.49%	68.25%	3.28%	73.32%	74.96%	-2.19%
RevPAR		$64.27	$64.69	-0.65%	$68.17	$72.87	-6.45%

Number of hotel properties	51
Percent of total rooms	75.8%
Percent of percentage lease revenue(2)	81.3%

Mid-Priced(1)
Average Daily Rate		$78.77	$82.88	-4.96%	$81.97	$86.22	-4.93%
Occupancy		57.43%	55.71%	3.09%	59.59%	59.65%	-0.10%
RevPAR		$45.24	$46.17	-2.01%	$48.85	$51.43	-5.02%

Number of hotel properties	15
Percent of total rooms	24.2%
Percent of percentage lease revenue(2)	18.7%

BY FRANCHISE AFFILIATION
Residence Inn
Average Daily Rate		$91.76	$95.78	-4.20%	$93.72	$97.45	-3.83%
Occupancy		69.06%	66.75%	3.46%	71.45%	73.89%	-3.30%
RevPAR		$63.37	$63.94	-0.89%	$66.96	$72.00	-7.00%

Number of hotel properties	45
Percent of total rooms	66.6%
Percent of percentage lease revenue(2)	70.7%

		Three Months Ended December 31,			Twelve Months Ended December 31,
	As of December 31, 2003	2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
Summerfield Suites
Average Daily Rate		$87.56	$88.72	-1.31%	$88.66	$95.72	-7.38%
Occupancy		80.76%	79.05%	2.16%	86.53%	82.52%	4.86%
RevPAR		$70.72	$70.13	0.84%	$76.71	$78.99	-2.89%

Number of hotel properties	6
Percent of total rooms	9.2%
Percent of percentage lease revenue(2)	10.6%

Hampton Inn
Average Daily Rate		$79.61	$83.85	-5.06%	$82.55	$87.30	-5.44%
Occupancy		56.74%	55.46%	2.31%	59.62%	60.08%	-0.77%
RevPAR		$45.17	$46.50	-2.86%	$49.21	$52.45	-6.18%

Number of hotel properties	12
Percent of total rooms	18.8%
Percent of percentage lease revenue(2)	14.7%

BY MANAGEMENT COMPANY
Innkeepers Hospitality(1)(3)
Average Daily Rate		$88.74	$92.77	-4.34%	$90.94	$94.85	-4.12%
Occupancy		65.96%	63.80%	3.39%	68.23%	70.02%	-2.56%
RevPAR		$58.53	$59.19	-1.12%	$62.04	$66.42	-6.59%

Number of hotel properties	60
Percent of total rooms	90.8%
Percent of percentage lease revenue(2)	89.4%

Wyndham
Average Daily Rate		$87.56	$88.72	-1.31%	$88.66	$95.72	-7.38%
Occupancy		80.76%	79.05%	2.16%	86.53%	82.52%	4.86%
RevPAR		$70.72	$70.13	0.84%	$76.71	$78.99	-2.89%

Number of hotel properties	6
Percent of total rooms	9.2%
Percent of percentage lease revenue(2)	10.6%

		Three Months Ended December 31,			Twelve Months Ended December 31,
	As of December 31, 2003	2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
BY GEOGRAPHIC REGION
New England [ME, NH, VT, MA, CT, RI]
Average Daily Rate		$90.12	$96.51	-6.62%	$90.38	$96.47	-6.58%
Occupancy		57.98%	53.18%	9.03%	60.40%	60.37%	0.05%
RevPAR		$52.25	$51.32	1.81%	$54.59	$58.41	-6.54%

Number of hotel properties	5
Percent of total rooms	7.1%
Percent of percentage lease revenue(2)	5.3%

Middle Atlantic(1) [NY, NJ, PA]
Average Daily Rate		$97.00	$95.74	1.32%	$96.81	$96.90	-0.09%
Occupancy		69.74%	66.17%	5.40%	72.64%	73.76%	-1.52%
RevPAR		$67.65	$63.36	6.77%	$70.33	$71.48	-1.61%
Number of hotel properties	10
Percent of total rooms	13.9%
Percent of percentage lease revenue(2)	16.0%

South Atlantic [DE, MD, WV, DC, VA, NC, SC, GA, FL]
Average Daily Rate		$82.68	$84.10	-1.69%	$85.79	$85.96	-0.20%
Occupancy		65.24%	60.81%	7.28%	66.29%	66.06%	0.35%
RevPAR		$53.93	$51.14	5.46%	$56.87	$56.78	0.16%

Number of hotel properties	13
Percent of total rooms	20.3%
Percent of percentage lease revenue(2)	17.9%

East North Central [OH, MI, IN, IL, WI]
Average Daily Rate		$83.58	$88.43	-5.48%	$86.14	$90.28	-4.59%
Occupancy		63.76%	64.97%	-1.86%	67.80%	68.91%	-1.61%
RevPAR		$53.30	$57.45	-7.22%	$58.41	$62.21	-6.11%

Number of hotel properties	12
Percent of total rooms	16.3%
Percent of percentage lease revenue(2)	13.8%

East South Central [KY, TN, AL, MS]
Average Daily Rate		$73.46	$81.01	-9.32%	$78.04	$82.38	-5.27%
Occupancy		80.63%	77.66%	3.82%	80.80%	79.91%	1.11%
RevPAR		$59.23	$62.92	-5.86%	$63.06	$65.83	-4.21%

Number of hotel properties	2
Percent of total rooms	2.2%
Percent of percentage lease revenue(2)	2.1%

		Three Months Ended December 31,			Twelve Months Ended December 31,
	As of December 31, 2003	2003	2002	% Inc (dec)	2003	2002	% Inc (dec)
West North Central [MN, IA, MO, KS, NE, SD, ND]
Average Daily Rate		$71.56	$77.36	-7.50%	$75.72	$81.23	-6.78%
Occupancy		59.91%	64.32%	-6.86%	64.49%	71.72%	-10.08%
RevPAR		$42.87	$49.76	-13.85%	$48.84	$58.26	-16.17%

Number of hotel properties	2
Percent of total rooms	2.3%
Percent of percentage lease revenue(2)	1.6%

West South Central [AR, LA, OK, TX]
Average Daily Rate		$77.69	$80.84	-3.90%	$78.87	$86.43	-8.75%
Occupancy		67.19%	69.85%	-3.81%	75.64%	74.57%	1.43%
RevPAR		$52.21	$56.47	-7.54%	$59.66	$64.45	-7.43%

Number of hotel properties	4
Percent of total rooms	6.7%
Percent of percentage lease revenue(2)	6.0%

Mountain [MT, ID, WY, CO, UT, NM, AZ, NV]
Average Daily Rate		$83.41	$89.26	-6.55%	$86.96	$91.04	-4.46%
Occupancy		68.17%	71.27%	-4.35%	73.71%	77.53%	-4.93%
RevPAR		$56.86	$63.61	-10.61%	$64.12	$70.59	-9.17%

Number of hotel properties	2
Percent of total rooms	3.5%
Percent of percentage lease revenue(2)	3.0%

Pacific [WA, OR, CA, AK, HI]
Average Daily Rate		$96.40	$102.76	-6.19%	$99.35	$106.63	-6.83%
Occupancy		71.59%	68.36%	4.72%	72.84%	75.53%	-3.56%
RevPAR		$69.02	$70.25	-1.75%	$72.37	$80.54	-10.14%

Number of hotel properties	16
Percent of total rooms	27.7%
Percent of percentage lease revenue(2)	34.4%

BY SELECTED MSA
Atlanta
Average Daily Rate		$79.26	$84.40	-6.09%	$83.73	$83.92	-0.23%
Occupancy		49.91%	55.44%	-9.97%	53.40%	63.09%	-15.36%
RevPAR		$39.56	$49.76	-15.45%	$44.71	$52.94	-15.55%

Number of hotel properties	3
Percent of total rooms	5.3%
Percent of percentage lease revenue(2)	3.7%

		Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,
	As of December 31, 2003	2003	2002		2003	2002	% Inc (dec)
Boston
Average Daily Rate		$80.08	$91.92	-12.88%	$79.37	$93.48	-15.09%
Occupancy		43.36%	40.76%	6.38%	47.64%	45.92%	3.75%
RevPAR		$34.72	$37.47	-7.34%	$37.81	$42.93	-11.93%

Number of hotel properties	2
Percent of total rooms	3.7%
Percent of percentage lease revenue(2)	1.8%

Chicago
Average Daily Rate		$84.07	$89.98	-6.57%	$86.86	$93.82	-7.42%
Occupancy		59.75%	61.79%	-3.30%	63.61%	65.53%	-2.93%
RevPAR		$50.23	$55.60	-9.66%	$55.25	$61.48	-10.13%

Number of hotel properties	4
Percent of total rooms	6.9%
Percent of percentage lease revenue(2)	6.3%

Dallas/Ft. Worth
Average Daily Rate		$77.69	$80.84	-3.90%	$78.87	$86.43	-8.75%
Occupancy		67.19%	69.85%	-3.81%	75.64%	74.57%	1.43%
RevPAR		$52.21	$56.47	-7.54%	$59.66	$64.45	-7.43%

Number of hotel properties	4
Percent of total rooms	6.7%
Percent of percentage lease revenue(2)	6.0%

Denver
Average Daily Rate		$83.41	$89.26	-6.55%	$86.98	$91.04	-4.46%
Occupancy		68.17%	71.27%	-4.35%	73.71%	77.53%	-4.93%
RevPAR		$56.86	$63.61	-10.61%	$64.12	$70.59	-9.17%

Number of hotel properties	2
Percent of total rooms	3.5%
Percent of percentage lease revenue(2)	3.0%

Detroit
Average Daily Rate		$87.60	$94.27	-7.08%	$90.79	$94.53	-3.96%
Occupancy		72.19%	67.16%	7.49%	75.47%	72.78%	3.70%
RevPAR		$63.24	$63.31	-0.11%	$68.52	$68.80	-0.41%

Number of hotel properties	3
Percent of total rooms	4.4%
Percent of percentage lease revenue(2)	4.2%

	As of December 31, 2003	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2003	2002		2003	2002
Hartford
Average Daily Rate		$101.61	$106.10	-4.23%	$102.04	$105.31	-3.11%
Occupancy		71.41%	65.31%	9.34%	72.76%	74.75%	-2.66%
RevPAR		$72.55	$69.29	4.70%	$74.25	$78.72	-5.68%

Number of hotel properties	2
Percent of total rooms	2.4%
Percent of percentage lease revenue(2)	2.5%

Philadelphia
Average Daily Rate		$89.00	$88.42	0.66%	$90.23	$89.20	1.15%
Occupancy		74.83%	75.23%	-0.53%	77.13%	80.51%	-4.20%
RevPAR		$66.60	$66.51	0.14%	$69.59	$71.81	-3.09%

Number of hotel properties	4
Percent of total rooms	5.6%
Percent of percentage lease revenue(2)	6.1%

Richmond
Average Daily Rate		$83.86	$79.70	5.22%	$83.41	$81.33	2.56%
Occupancy		80.89%	61.14%	32.30%	75.88%	67.44%	12.51%
RevPAR		$67.83	$48.73	39.20%	$63.29	$54.85	15.39%

Number of hotel properties	2
Percent of total rooms	2.3%
Percent of percentage lease revenue(2)	1.9%

San Francisco/San Jose/Oakland
Average Daily Rate		$96.95	$111.66	-13.17%	$102.53	$117.47	-12.72%
Occupancy		66.26%	64.35%	2.97%	65.96%	72.30%	-8.77%
RevPAR		$64.24	$71.85	-10.59%	$67.63	$84.93	-20.37%

Number of hotel properties	8
Percent of total rooms	14.7%
Percent of percentage lease revenue(2)	16.0%

Seattle/Portland
Average Daily Rate		$93.44	$93.47	-0.03%	$94.51	$94.42	0.10%
Occupancy		73.00%	69.35%	5.26%	77.38%	76.97%	0.53%
RevPAR		$68.21	$64.82	5.23%	$73.13	$72.68	0.62%

Number of hotel properties	6
Percent of total rooms	9.1%
Percent of percentage lease revenue(2)	12.6%

	As of December 31, 2003	Three Months Ended December 31,		% Inc (dec)	Twelve Months Ended December 31,		% Inc (dec)
		2003	2002		2003	2002
Washington, D.C.
Average Daily Rate		$98.56	$100.85	-2.27%	$101.00	$101.10	-0.10%
Occupancy		71.71%	61.87%	15.90%	70.02%	66.76%	4.88%
RevPAR		$70.68	$62.39	13.29%	$70.73	$67.49	4.80%
Number of hotel properties	3
Percent of total rooms	5.3%
Percent of percentage lease revenue(2)	6.5%

(1)	Hotel operating results exclude one hotel acquired in June 2003 which will be converted to a Courtyard by Marriott
(2)	Last 12 months
(3)	17 of the 60 hotel properties managed by Innkeepers Hospitality were previously managed by affiliates of Marriott International until a certain period of time in 2003, when the management of these hotel properties transitioned to Innkeepers Hospitality.